UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2006.

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Hardinge Drive Elmira, NY 14902

(Address of principal executive offices)  (Zip code)

(607) 734-2281

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Hardinge Inc. issued a press release on January 6, 2006 announcing that the Company acquired the stock of the minority interest of Hardinge Taiwan Limited.  Pursuant to a Joint Venture Agreement dated March 16, 1999, Hardinge had owned 51% of Hardinge Taiwan and the Selling Shareholders owned 49% of Hardinge Taiwan.  Hardinge now owns 100% of Hardinge Taiwan, making it a wholly-owned subsidiary of the Company. Details were outlined in an 8K the Company filed on January 3, 2006.  A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99                               Press release issued by Registrant on January 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hardinge Inc.

January 12, 2006	By:	/s/ J. Patrick Ervin
Date	J. Patrick Ervin
Chairman, CEO and President

January 12, 2006	By:	/s/ Charles R. Trego, Jr
Date	Charles R. Trego, Jr.
Senior Vice President and CFO